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Exhibit 10.18


                     WARRANT SHARES AND SERIES C PREFERRED SHARES
                                REGISTRATION AGREEMENT


     This Registration Agreement ("Agreement") is entered into as of April 30, 1999 by and among The Cobalt Group, Inc., a Washington corporation ("Cobalt"), and Locators, Inc., an Oregon corporation, Parts Finder Locating Systems, Inc., an Oregon corporation, and Compu-Time, Inc., an Oregon corporation (collectively, the "Holders").

                                       RECITALS

     A. Cobalt has issued to the Holders warrants ("Warrants") to purchase shares of Cobalt common stock, $0.01 par value ("Common Stock") and shares of Cobalt Series C Preferred Stock, $0.01 par value ("Series C Preferred") pursuant to the terms of a Purchase Agreement to which Cobalt and Holders are parties, dated as of April 30, 1999 (the "Purchase Agreement").

     B. Cobalt has agreed to take steps to permit the Holders to resell the Common Stock to be received by the Holders on conversion of Series C Preferred and on exercise or conversion of Warrants without restriction under the Securities Act of 1933, as amended (the "Securities Act").

                                      AGREEMENT

1.   SPECIAL DEFINITIONS.

     (a) "Register," "registration," and "registered" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement by the U.S. Securities and Exchange Commission (the "SEC").

     (b) "Registrable Shares" means the shares of Common Stock issued or issuable upon conversion of the Series C Preferred and upon exercise or conversion of the Warrants.

     (c) "Registrable Securities" means (i) any Series A Preferred Stock issued pursuant to the Purchase Agreement between Cobalt, The Productivity Fund III, L.P., Environmental Private Equity Fund II, L.P., and Mark Koulogeorge dated February 28, 1997 (the "Series A Purchase Agreement"); (ii) any Series B Preferred Stock issued pursuant to the Purchase Agreement between Cobalt and Warburg, Pincus Equity Partners, L.P. dated October 7, 1998 (the "Series B Purchase Agreement") and any Series B Preferred Stock issued to the Reynolds and Reynolds Company, (iii) any Common Stock issued upon the conversion of any Series A Preferred Stock issued pursuant to the Series A Purchase Agreement;
(iv) any Common Stock issued upon the conversion of any Series B Preferred Stock issued pursuant to the Series B Purchase Agreement and any Common Stock issued upon the conversion of any Series B

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Preferred Stock issued to the Reynolds and Reynolds Company, and (v) any Common
Stock issued or issuable with respect to the securities referred to in clauses
(i), (ii), (iii) and (iv) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

2.   RESALE REGISTRATION.

     After its initial public offering, Cobalt shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms (a "Short Form Registration Statement"). If a Short Form Registration Statement is available for use by Cobalt, the holders of a majority of the Registrable Shares that have not previously been registered for resale pursuant to this Section 2 may make a written request (a "Resale Registration Request") that Cobalt register under the Securities Act the Registrable Shares that are the subject of the Resale Registration Request on such form (a "Resale Demand Registration"). Promptly after receipt of such Resale Registration Request, which shall specify the number of Registrable Shares to be registered and the intended method of disposition thereof, Cobalt shall as expeditiously as possible prepare and file a Short Form Registration Statement with respect to such Registrable Shares. Cobalt agrees to use its best efforts to cause such Resale Demand Registration to become effective as expeditiously as reasonably possible and thereafter to keep it continuously effective for a period of 180 days from the date on which the SEC declares the Resale Demand Registration effective or such shorter period as will terminate when all the Registrable Shares covered by the Resale Demand Registration have been sold.

3.   PIGGYBACK REGISTRATIONS.

     (a) Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration on Form S-8 or S-4) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration, which notice shall specify whether such offer will be underwritten and shall include all jurisdictions in which the Company intends to attempt to qualify such securities under applicable blue sky or state securities laws, and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten days after the receipt of the Company's notice.

     (b) The Registration Expenses of the holders of Registrable Shares will be paid by the Company in all Piggyback Registrations.

     (c) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, including the proposed price for the securities, the Company will include in such


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registration (i) first, the securities the Company proposes to sell,
(ii) second, the Registrable Shares and Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Shares and Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

     (d) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, including the proposed price for the securities, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Shares and Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Shares and Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

     (e) If the Company has previously filed a registration statement with respect to Registrable Shares pursuant to paragraph 2 or pursuant to this paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety days has elapsed from the effective date of such previous registration.

4.   OBLIGATIONS OF COBALT.

     When required by this Agreement to register Registrable Shares, Cobalt shall, as promptly as reasonably possible:

     (a) Prepare and file with the SEC a registration statement covering such Registrable Shares and use its best efforts to cause such registration statement to become effective, and, keep such registration statement continuously effective for up to 180 days or such shorter period as will terminate when all the Registrable Shares covered by the registration statement have been sold.

     (b) Prepare and file with the SEC any amendments and supplements to the registration statement and the prospectus used in connection with it needed to comply with the Securities Act with respect to the sale of all Registrable Shares covered by such registration statement.


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     (c)  Give the Holders the number of copies of preliminary and final prospectuses, in conformity with the requirements of the Securities Act, and other documents that they reasonably request to facilitate the sale of their Registrable Shares.

     (d) Use its best efforts to register and qualify the Registrable Shares covered by such registration statement under securities or Blue Sky laws of such jurisdictions that the Holders request, PROVIDED that Cobalt shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such jurisdictions.

     (e) Notify each holder of Registrable Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

5.   HOLDERS' INFORMATION.

     Cobalt is obligated to take actions to register Registrable Shares under this Agreement only if the Holders requesting registration give Cobalt on a timely basis all information regarding themselves, their Registrable Shares, and their intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Shares.

6.   EXPENSES OF REGISTRATION.

     Cobalt shall pay all expenses other than underwriting discounts, commissions and fees and disbursements of legal counsel for the selling Holders relating to Registrable Shares incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all registration, filing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for Cobalt.

7.   INDEMNIFICATION.

     If any Registrable Shares are included in a registration statement under this Agreement:

     (a) To the extent permitted by law, Cobalt will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions, or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary or final prospectus contained therein or any amendments or supplements thereto,


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(ii) any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Cobalt of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; PROVIDED, HOWEVER, that this indemnity shall not inure to the benefit of any Holder, or controlling person with respect to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Cobalt, nor with respect to any loss, claim, damage, liability or action that arises out of or is based on a Violation that occurs in reliance on written information given to Cobalt expressly for use in connection with such registration by any such Holder, or controlling person.

     (b) To the extent permitted by law, each Holder whose Registrable Shares are included in a registration pursuant hereto will indemnify and hold harmless Cobalt, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Cobalt within the meaning of the Securities Act (a "Cobalt Indemnitee"), against any losses, claims, damages or liabilities to which such Cobalt Indemnitee may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based on any Violation that occurs in reliance on written information given by such Holder or its agents expressly for use in connection with such registration; PROVIDED, HOWEVER, that (i) this indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder and (ii) the obligations of such Holder shall be limited to an amount equal to the gross proceeds to such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), the indemnified party will give the indemnifying party written notice thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof. An indemnified party shall have the right to retain its own counsel, reasonably satisfactory to the indemnifying party, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to give written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the failure to give such notice shall not relieve it of any liability that it may otherwise have to any indemnified party.

     (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable


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by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) The obligations of the parties under this Section 6 shall survive the completion of any offering of Registrable Shares.

8.   RULE 144.

     With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Shares to the public without registration or pursuant to a Short Form Registration Statement, after its initial public offering, Cobalt agrees to use its best efforts to:

     (a) Make and keep public information regarding Cobalt available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the effective date that Cobalt becomes subject to the reporting requirements of the Securities Act or the Exchange Act; and

     (b) File with the SEC in a timely manner all reports and other documents required of Cobalt under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

9.   LOCK-UP AGREEMENT.

     If requested by Cobalt and an underwriter managing an underwritten offering of Cobalt's securities, each Holder that is an officer, director, consultant or is otherwise an affiliate of Cobalt or any subsidiary entity agrees that it shall not sell or otherwise transfer or dispose of any Registrable Shares held by such Holder without the prior written consent of Cobalt or such underwriter for a period of time not to exceed one hundred eighty (180) days following the effective date of a registration statement of Cobalt filed under the Securities Act (the "Lock-up Period"), provided, however, that all other officers, directors and similarly situated affiliates also agree to such a restriction.


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10.  GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

11.  SUCCESSORS AND ASSIGNS.

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

12.  ENTIRE AGREEMENT; AMENDMENT AND WAIVER.

     This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. This Agreement may not be amended, waived, discharged or terminated, except by a written instrument signed by Cobalt and the holders of at least a majority of the Registrable Shares.

13.  NOTICES.

     All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally or by registered mail or overnight courier service to the party concerned addressed as follows:

     If to Cobalt to:                        With a copy to:

     The Cobalt Group, Inc.                  Stoel Rives LLP
     2030 First Avenue                       3600 One Union Square
     Seattle, WA  98121                      600 University Street
     Attention:  Geoffrey T. Barker,         Seattle, WA 98101
       Co-Chief Executive Officer            Attention:  Ronald J. Lone
     Facsimile No.:  (206) 269-6350          Facsimile No.:  (206) 386-7500

     If to the Holders to:                   With a copy to:

     Parts Finder Locating Systems, Inc.     Bruce G. Berning
     14718 S.W. Scarlett Drive               Tonkon Torp LLP
     Tigard, OR 97224                        888 SW Fifth Avenue, Suite 1600
     Facsimile No.:  (503) 590-6193          Portland, OR 97204
                                             Facsimile No.:  (503) 972-3712


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                                             With a copy to:

     Locators, Inc.                          Allen B. Bush
     8305 S.E. Monterey, Suite 104           13825 SW 33rd Place
     Portland, OR 97266                      Beaverton, OR 97008
     Facsimile No.:  (503) 653-9536          Facsimile No.:  (503) 646-1391

                                             With a copy to:

     Compu-Time, Inc.                        Thomas G. Guilbert
     8305 S.E. Monterey, Suite 110           2370 S.W. Montgomery Drive
     Portland, OR 97266                      Portland, OR 97201
     Facsimile No.:  (503) 659-3753          Facsimile No.:  (503) 228-0811

or to any other address as may from time to time be notified in writing by any party to the other parties hereto. Any notice or other communication shall be deemed to have been given on the day delivered, if delivered by hand; one business day following the day deposited with an overnight courier service; or within four business days of mailing.

14.  DELAYS OR OMISSIONS.

     No delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach or default of Cobalt under this Agreement shall impair any such right, power or remedy of such Holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

15.  RIGHTS; SEPARABILITY.

     Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


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THE HOLDERS:                       COBALT:

Locators, Inc.                          The Cobalt Group, Inc.


By                                      By
  ----------------------------            ---------------------------------
     Its                                     Its
        ----------------------                  ---------------------------

Compu-Time, Inc.



By
  ----------------------------
     Its
        ----------------------
Parts Finder Locating Systems, Inc.


By
  ----------------------------
     Its
        ----------------------


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